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                                                                  EXHIBIT 23.3

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in this registration statement on Form S-1 (Registration No.333- ) of our report dated March 23, 1995 on our audits of the financial statements of BRAC-OPCO, Inc. We also consent to the reference to our firm under the caption "Experts".
                                                        Coopers & Lybrand
                                                        L.L.P.

Sherman Oaks, California
May 24, 1996